                                                                    Exhibit 10.9

                                                                       EXHIBIT A

                 FORM OF WARRANT AND MINIMUM COMMITMENT WARRANT

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

                            ELCOM INTERNATIONAL, INC.

                          Common Stock Purchase Warrant

         Elcom International, Inc., a Delaware corporation (the "Company"), hereby certifies that for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Cripple Creek Securities, LLC, a New York limited liability company having an address at c/o The Palladin Group, L.P., 195 Maplewood Ave., Maplewood, New Jersey 07040 ("Purchaser"), or any other Warrant Holder (as hereinafter defined) is entitled, on the terms and conditions set forth below, to purchase from the Company at any time during the period beginning on the date hereof and ending sixty (60) months after the date hereof, up to ________ [in the case of the Warrant, the Warrant Share Amount; in the case of the Minimum Commitment Warrant, the number of shares equal to 150,000 less the Warrant Share Amount, or, if the condition set forth in Section 2.6(b) of the Agreement relating to the adverse effect on the timing or marketability of an elcom.com, inc. public offering occurs, 100,000 shares] fully paid and nonassessable shares of the common stock, par value $.01 per share, of the Company (the "Common Stock") at the Purchase Price (hereinafter defined), as the same may be adjusted pursuant to Section 5 herein.

1.   DEFINITIONS.

     (a) The term "Purchase Price" shall mean $______ per share [in the case of the Warrant, the Warrant Exercise Price; in the case of the Minimum Commitment Warrant, 120% of the average of the Stock Prices for the five (5) Trading Days preceding the termination of this Agreement in accordance with its terms].

     (b) The term "Warrant Holder" shall mean the Purchaser or any permitted assignee of all or any portion of this Warrant, on the terms and subject to the limitations set forth herein.

     (c) The term "Warrant Shares" shall mean the shares of Common Stock or other securities issuable upon exercise of this Warrant.

     (d) Other terms used herein which are defined in that certain Amended and Restated Structured Equity Line Flexible Financing Agreement between the Company and Purchaser dated as of April 7, 2000 (the "Agreement") or that certain Amended and Restated Registration Rights Agreement between the Company and Purchaser dated as of April 7, 2000 (the "Rights Agreement"), shall have the same meanings herein as therein.

2.       EXERCISE OF WARRANT.

         This Warrant may be exercised by Warrant Holder, in whole or in part, at any time and from time to time, on or prior to the date sixty (60) months from the date hereof, by either of the following methods:

     (a) The Warrant Holder may surrender this Warrant, together with cash, a certified check or wire transfer of immediately available funds to an account designated by the Company representing the aggregate Purchase Price of the number of Warrant Shares for which the Warrant is being surrendered and the form of subscription attached hereto as EXHIBIT A, duly executed by Warrant Holder ("Subscription Notice"), at the offices of the Company; or

     (b) The Warrant Holder may also exercise this Warrant, in whole or in part, in a "cashless" or "net-issue" exercise by delivering to the offices of the Company or any transfer agent for the Common Stock this Warrant, together with a Subscription Notice specifying the number of Warrant Shares to be delivered to such Warrant Holder ("Deliverable Shares") and the number of Warrant Shares with respect to which this Warrant is being surrendered in payment of the aggregate Purchase Price for the Deliverable Shares ("Surrendered Shares"); provided that the Purchase Price multiplied by the number of Deliverable Shares shall not exceed the value of the Surrendered Shares. For the purposes of this provision, each Warrant Share as to which this Warrant is surrendered will be attributed a value equal to the Fair Market Value (as defined below) of the Warrant Share minus the Purchase Price of the Warrant Share.

     In the event that the Warrant is not exercised in full, the number of Warrant Shares shall be reduced by the number of such Warrant Shares for which this Warrant is exercised, and the Company, at its expense, shall forthwith issue and deliver to Warrant Holder a new Warrant of like tenor in the name of Warrant Holder or as Warrant Holder (upon payment by Warrant Holder of any applicable transfer taxes) may request, reflecting such adjusted Warrant Shares.

3.   DELIVERY OF CERTIFICATES.

     (a) Subject to the terms and conditions of this Warrant, as soon as practicable after the proper exercise of this Warrant in full or in part, and in any event within three (3) Trading Days thereafter, the Company shall transmit the certificates (and as soon as reasonably practicable thereafter shall transmit any other stock or other securities or property to which Warrant Holder is entitled upon exercise) by messenger or overnight delivery service to reach the address designated by such holder within three (3) trading days after the receipt of the Warrant, the Subscription Notice and payment of the aggregate Purchase Price in Section 2(a) or 2(b), as appropriate ("T+3"). Provided that a registration statement is then effective under the Securities Act with respect to the Warrant Shares, in lieu of delivering physical certificates representing the Common Stock issuable upon exercise, provided the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer ("FAST") program, upon written request of the Warrant Holder, the Company shall use its best efforts to cause its

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transfer agent to electronically transmit the Common Stock issuable upon exercise to the Warrant Holder by crediting the account of Warrant Holder's prime broker with DTC through its Deposit Withdrawal Agent Commission ("DWAC") system. The time periods for delivery described in the immediately preceding paragraph shall apply to the electronic transmittals described herein.

     (b) This Warrant may not be exercised as to fractional shares of Common Stock. In the event that the exercise of this Warrant, in full or in part, would result in the issuance of any fractional share of Common Stock, then in such event Warrant Holder shall be entitled to cash equal to the Fair Market Value of such fractional share. For purposes of this Warrant, "Fair Market Value" equals the closing bid price of the Common Stock on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market, whichever is the principal trading exchange or market for the Common Stock (the "Principal Market") on the Trading Day immediately preceding the date of exercise.

4.   REPRESENTATIONS AND COVENANTS.

     (a)  REPRESENTATIONS AND COVENANTS OF THE COMPANY.

          (i) The Company shall use its reasonable best efforts to insure that a registration statement under the Securities Act covering the resale or other disposition thereof of the Warrant Shares by Warrant Holder is effective to the extent provided in the Rights Agreement.

          (ii) The Company shall take all necessary actions and proceedings as may be required of it and permitted by applicable law, rule and regulation, including, without limitation the notification of the National Association of Securities Dealers, for the legal and valid issuance of this Warrant and, upon proper exercise hereof, the Warrant Shares to the Warrant Holder under this Warrant.

          (iii) From the date hereof through the last date on which this Warrant is exercisable, the Company shall take all steps reasonably necessary and within its control to insure that the Common Stock remains listed on the Principal Market and shall not amend its Certificate of Incorporation or Bylaws so as to adversely affect any rights of the Warrant Holder under this Warrant.

          (iv) The Company shall at all times reserve and keep available, solely for issuance and delivery as Warrant Shares hereunder, such shares of Common Stock as shall from time to time be issuable as Warrant Shares.

          (v) The Warrant Shares, when issued in accordance with the terms hereof, will be duly authorized and, when paid for or issued in accordance with the terms hereof, shall be validly issued, fully paid and non-assessable. The Company has authorized and reserved for issuance to Warrant Holder the maximum number of shares of Common Stock issuable pursuant to this Warrant.

          (vi) With a view to making available to Warrant Holder the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission

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that may at any time permit the Warrant Holder to sell securities of the Company to the public without registration, the Company agrees to use its reasonable best efforts to:

               (A) make and keep public information available, as those terms are understood and defined in Rule 144, at all times;

               (B) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

               (C) furnish to any Warrant Holder forthwith upon written request by such Warrant Holder, at such time as such Warrant Holder has a bona fide intention to sell and in no event more than twice in any fiscal year, a written statement by the Company that it has complied with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as may be reasonably requested, all at the Warrant Holder's expense, to permit any such Warrant Holder to take advantage of any rule or regulation of the Commission permitting the selling of any such securities without registration.

     (b) REPRESENTATIONS AND COVENANTS OF THE PURCHASER. The Purchaser shall not resell Warrant Shares, unless such resale is pursuant to an effective registration statement under the Act or pursuant to an applicable exemption from such registration requirements.

5.   ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES.

     The number and kind of securities purchasable upon exercise of this Warrant and the Purchase Price shall be subject to adjustment from time to time as follows:

     (a) SUBDIVISIONS, COMBINATIONS AND OTHER ISSUANCES. If the Company shall at any time after the date hereof but prior to the expiration of this Warrant subdivide its outstanding securities as to which purchase rights under this Warrant exist, by split-up, spin-off, or otherwise, or combine its outstanding securities as to which purchase rights under this Warrant exist, the number of Warrant Shares as to which this Warrant is exercisable as of the date of such subdivision, split-up, spin-off or combination shall forthwith be proportionately increased in the case of a subdivision, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the Purchase Price payable per share, so that the aggregate Purchase Price payable for the total number of Warrant Shares purchasable under this Warrant as of such date shall remain the same.

     (b) STOCK DIVIDEND. If at any time after the date hereof but prior to the expiration of this Warrant, the Company declares a dividend or other distribution on all of its outstanding Common Stock payable in Common Stock or other securities or rights convertible into Common Stock ("Common Stock Equivalents") without payment of any consideration by holders of Common Stock for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon exercise or conversion thereof), then the number of shares of Common Stock for which this Warrant may be exercised shall be increased as of the record date (or the date of such dividend distribution if no record date is set) for determining which holders of Common Stock shall be entitled to receive such dividends, in

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proportion to the percentage increase in the number of outstanding shares (and shares of Common Stock issuable upon conversion of all such securities convertible into Common Stock) of Common Stock as a result of such dividend, and the Purchase Price per share shall be adjusted so that the aggregate Purchase Price for the Warrant Shares issuable hereunder immediately after the record date (or on the date of such distribution, if applicable), for such dividend shall equal the aggregate Purchase Price immediately before such record date (or on the date of such distribution, if applicable).

     (c) OTHER DISTRIBUTIONS. If at any time after the date hereof but prior to the expiration of this Warrant, the Company distributes to holders of all of its outstanding Common Stock, other than as part of its dissolution, liquidation or the winding up of its affairs, any shares of its capital stock, any evidence of indebtedness or any of its assets (other than cash, Common Stock or securities convertible into or exchangeable for Common Stock), then the number of Warrant Shares for which this Warrant is exercisable shall be increased to equal: (i) the number of Warrant Shares for which this Warrant is exercisable immediately prior to such event, (ii) multiplied by a fraction, (A) the numerator of which shall be the Fair Market Value per share of Common Stock on the record date for the dividend or distribution, and (B) the denominator of which shall be the Fair Market Value per share of Common Stock on the record date for the dividend or distribution minus the amount allocable to one share of Common Stock of the value (as determined in good faith by the Board of Directors of the Company) of any and all such evidences of indebtedness, shares of capital stock, other securities or property, so distributed. The Purchase Price shall be reduced to equal: (i) the Purchase Price in effect immediately before the occurrence of any such event (ii) multiplied by a fraction, (A) the numerator of which is the number of Warrant Shares for which this Warrant is exercisable immediately before the adjustment, and (B) the denominator of which is the number of Warrant Shares for which this Warrant is exercisable immediately after the adjustment.

     (d) MERGER, ETC. If at any time after the date hereof there shall be a merger or consolidation of the Company with or into or a transfer of all or substantially all of the assets of the Company to another entity (a "Transaction"), then the Company shall deliver notice of the Transaction no later than twenty (20) business days prior to the consummation of the Transaction (the "Merger Notice"). If (i) the Warrant Holder does not deliver notice of exercise of the Warrant pursuant to Section 2 hereof and properly exercise the Warrant prior to consummation of the Transaction and (ii) the Transaction is consummated within sixty (60) business days after delivery of the Merger Notice, this Warrant shall be canceled in its entirety upon consummation of the Transaction.

     (e) RECLASSIFICATION, ETC. If at any time after the date hereof there shall be a reorganization or reclassification of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, then the Warrant Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Purchase Price then in effect, the number of shares or other securities or property resulting from such reorganization or reclassification, which would have been received by the Warrant Holder for the shares of stock subject to this Warrant had this Warrant at such time been exercised.

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6.   NO IMPAIRMENT.

     The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrant Holder against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any Warrant Shares above the amount payable therefor on such exercise, and
(b) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares on the proper exercise of this Warrant.

7.   NOTICE OF ADJUSTMENTS.

     Whenever the Purchase Price or number of Warrant Shares purchasable hereunder shall be adjusted pursuant to Section 5 hereof, the Company shall execute and deliver to the Warrant Holder a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Purchase Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first class mail, postage prepaid) to the Warrant Holder.

8.   RIGHTS AS STOCKHOLDER.

     Prior to exercise of this Warrant, the Warrant Holder shall not be entitled to any rights as a stockholder of the Company with respect to the Warrant Shares, including (without limitation) the right to vote such shares or execute consents in respect thereof, receive dividends or other distributions thereon or be notified of stockholder meetings. However, in the event of any taking by the Company of a record of the holders of Common Stock for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution (other than a cash dividend), any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Company shall mail to each Warrant Holder, at least 10 days prior to the date specified, therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

9.   LIMITATION ON EXERCISE.

     Notwithstanding anything to the contrary contained herein, this Warrant may not be exercised by the Warrant Holder to the extent that, after giving effect to Warrant Shares to be issued pursuant to a Subscription Notice, the total number of shares of Common Stock deemed beneficially owned by such Warrant Holder (other than by virtue of ownership of this Warrant, or ownership of other securities that have limitations on the holder's rights to convert or exercise similar to the limitations set forth herein), together with all shares of Common Stock deemed beneficially owned by the Warrant Holder's Affiliates that would be aggregated for purposes of determining whether a group under Section 13(d) of the Securities Exchange Act of 1934 exists

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("Beneficial Ownership"), would exceed 4.9% of the total issued and outstanding shares of the Common Stock. Notwithstanding the foregoing, the Warrant Holder shall have the right to waive this restriction, in whole or in part, upon 61 days prior written notice to the Company; PROVIDED, HOWEVER, that such waiver shall not be permitted to the extent that, if the Warrant Holder were to acquire additional shares of Common Stock pursuant to such waiver, its Beneficial Ownership of shares of the Common Stock would exceed 9.9% of the total issued and outstanding shares of the Common Stock. The delivery of a Subscription Notice by the Warrant Holder shall be deemed a representation by such holder that it is in compliance with this paragraph. The terms "deemed beneficially owned" and "Beneficial Ownership" as used in this Warrant shall exclude shares that might otherwise be deemed beneficially owned by reason of the exercise of this Warrant.

10.  REPLACEMENT OF WARRANT.

     On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of the Warrant and, in the case of any such loss, theft or destruction of the Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at the Warrant Holder's expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

11.  SPECIFIC ENFORCEMENT; CONSENT TO JURISDICTION AND CHOICE OF LAW.

     (a) The Company and the Warrant Holder acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Warrant were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Warrant and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which either of them may be entitled by law or equity.

     (b) EACH OF THE COMPANY AND THE WARRANT HOLDER (I) HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN NEW YORK COUNTY, NEW YORK FOR THE PURPOSES OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS WARRANT AND (II) HEREBY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH OF THE COMPANY AND THE WARRANT HOLDER CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS WARRANT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING IN THIS PARAGRAPH SHALL AFFECT OR LIMIT ANY RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

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     (c) THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN
ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO SUCH STATE'S PRINCIPLES OF CONFLICT OF LAWS.

12.  ENTIRE AGREEMENT: AMENDMENTS.

     This Warrant, the Exhibits hereto and the provisions contained in the Agreement, the Rights Agreement and incorporated into this Warrant and the Warrant Shares contain the entire understanding of the parties with respect to the matters covered hereby and thereby and except as specifically set forth herein and therein, neither the Company nor the Warrant Holder makes any representation, warranty, covenant or undertaking with respect to such matters. This Warrant and any term thereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

13.  NOTICES.

     Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery or delivery by telex (with correct answer back received), or upon transmittal by telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery or transmittal (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

     If to the Company:

     Elcom International, Inc.
     10 Oceana Way
     Norwood, MA 02062
     Attn:  Robert J. Crowell
     Fax:  (781) 551-0409

     with a copy to:

     Calfee Halter & Griswold LLP
     1400 McDonald Investment Center
     800 Superior Avenue
     Cleveland, Ohio 44114-2688
     Attn:  Douglas A. Neary, Esq.
     Fax:  (216) 241-0816

     If to the Purchaser:

     Cripple Creek Securities, LLC
     c/o The Palladin Group
     195 Maplewood Ave.
     Maplewood, New Jersey 07040
     Attn: Robert L. Chender
     Fax: (973) 313-6491

     with a copy to:

     Arnold & Porter
     555 12th Street, N.W.
     Washington, D.C.  20004
     Attn: L. Stevenson Parker, Esq.
     Fax:  (202) 942-5999

Either party hereto may from time to time change its address for notices under this Section 13 by giving at least 10 days prior written notice of such changed address to the other party hereto.

14.  MISCELLANEOUS.

     This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provisions.

15.  ASSIGNMENT.

     This Warrant may not be assigned, by the Warrant Holder, in whole or in part, without the prior written consent of the Company; provided, however, that upon written notice to the Company, the Warrant Holder may assign this Warrant, in whole or in part, to an Affiliate of the Warrant Holder without the Company's consent. In either case, to effect a transfer of this Warrant, the Warrant Holder shall submit this Warrant to the Company together with a duly executed Assignment in substantially the form and substance of the Form of Assignment which is attached to this Warrant as EXHIBIT B, and, upon the Company's receipt hereof, and in any event, within three (3) business days thereafter, the Company shall, at Warrant Holder's expense, issue a Warrant to the Warrant Holder to evidence that portion of this Warrant, if any, as shall not have been so transferred or assigned.



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

Dated:  _______________

                                            ELCOM INTERNATIONAL, INC.



                                            By:___________________________
                                            Printed:
                                            Title:



Attest:

By:_____________________________
Its:____________________________






                           [SIGNATURE PAGE TO WARRANT]

                                    EXHIBIT A
                                    ---------

                               SUBSCRIPTION NOTICE
                           (FORM OF WARRANT EXERCISE)
                   (TO BE SIGNED ONLY ON EXERCISE OF WARRANT)

TO _______________

                  The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise this Warrant:

         _____(A) for, and to purchase thereunder, _______________ shares of Common Stock of Elcom International, Inc., a Delaware corporation (the "Common Stock"), and herewith, or by wire transfer, makes payment of $_____therefor; or

         _____(B) in a "cashless" or "net-issue exercise" for, and to purchase thereunder _______________ shares of Common Stock, and herewith makes payment therefor with __________ Surrendered Warrant Shares.

                  Tendered herewith is payment for all taxes payable upon exercise of this Warrant, including transfer taxes, stamp taxes and other taxes.

                  The undersigned requests that the certificates for such shares be issued in the name of, and

         _____(A)          delivered to ___________________, whose address is
                           _____________________; or

         _____(B)          electronically transmitted and credited to the

                           account of ______________ undersigned's prime broker (Account No. _______________) with Depository Trust Company through its Deposit Withdrawal Agent Commission system.


Dated: _______________
_________________

                                   --------------------------------------
                                   (Signature must conform to name of holder as specified on the face of the Warrant)

                                   --------------------------
                                   (Address)

                                   Tax Identification Number: _____________

                                    EXHIBIT B
                                    ---------

                               FORM OF ASSIGNMENT
                   (TO BE SIGNED ONLY ON TRANSFER OF WARRANT)

         For value received, the undersigned hereby sells, assigns, and transfers unto ______________ (the "Transferee") the right represented by the within Warrant to purchase ____ shares of Common Stock of Elcom International, Inc., a Delaware corporation, to which the within Warrant relates, and appoints _________ Attorney to transfer such right on the books of Elcom International, Inc., a Delaware corporation, with full power of substitution of premises.

Dated: _______________


                                   ----------------------------------
                                   (Signature must conform to name of holder as specified on the face of the Warrant)

                                   ----------------------------------
                                                (Address)
Signed in the presence of:


--------------------------


         The undersigned Transferee accepts the assignment and transfer of the right represented by the within Warrant to purchase ______ shares of Common Stock of Elcom International, Inc. and hereby agrees to be bound by the terms and conditions of such Warrant.


                                   ----------------------------------
                                   Signature

                                   ----------------------------------
                                                 (Address)